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[NUMBER]                                                            [SHARES]


                         BIORELEASE TECHNOLOGIES, INC.
                                OPEN CORPORATION
             INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE
         Authorized Capital Stock 20,000,000 Shares With Par Value $.01

This Certifies that_______________________________________________is the owner
                         (SEE REVERSE FOR CERTAIN DEFINITIONS)
of____________________________ Shares of the Capital Stock of

BIORELEASE TECHNOLOGIES, INC.

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney, upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed

       this _________ day                         of _____________A.D. 19 _____

                                   [SEAL]

_________________________                              _________________________
      SECRETARY                                                PRESIDENT

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

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common                  UNIF GIFT MIN ACT-.........CUSTODIAN........under
TEN ENT-as tenants by the entireties                                (Cust)        (Minor)
JT TEN- as joint tenants with right of survivorship              Uniform Gifts to Minors Act............
        and not as tenants in common                                                          (State)

      Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto                   NOTICE:          THE
                                                                                   SIGNATURE   OF  THIS
PLEASE INSERT SOCIAL SECURITY OR                                                   ASSIGNMENT      MUST
OTHER IDENTIFYING NUMBER OF ASSIGNEE                                               CORRESPOND  WITH THE
------------------------------------                                               NAME AS WRITTEN UPON
                                    ____________________________________________   THE   FACE   OF  THE
------------------------------------                                               CERTIFICATE   ,   IN
________________________________________________________________________________   EVERY    PARTICULAR,
                                                                                   WITHOUT   ALTERATION
                                                                                   OR  ENLARGEMENT,  OR
Shares represented by the within Certificate, and do hereby                        ANY CHANGE WHATEVER.

irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named

Corporation with full power of substitution in the premises.

Dated_________________ 19 ____

      In presence of                                   Signed


______________________________            __________________________________

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